Revenue	12 Months Ended
Dec. 31, 2017
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Revenue
6	REVENUE

Revenue represents revenues from the sale of crude oil, natural gas, refined products and petrochemical products and from the transmission of crude oil, refined products and natural gas. Analysis of revenue by segment is shown in Note 37.